                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON DC 20549

                                 ______________

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   December 18, 2000
                                                   -----------------

                                ACCESSTEL, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


             Utah                                                592159271
--------------------------------------------------------------------------------
 (State of Other Jurisdiction     (Commission                  (IRS Employer
        of Incorporation)         File Number)              Identification No.)

       5201 Great America Parkway, Suite 320/3102, Santa Clara, CA 95054
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)


Registrant's telephone number, including area code    (408) 216-4756
                                                   -----------------------------

                               SHOPSS.COM, INC.
--------------------------------------------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits.

a)  Financial Statements of Businesses Acquired.
    The financial statements are for the acquisition of AccessTel, Inc. by the Registrant pursuant to the Share Exchange Agreement, dated as of December 18, 2000.

                         INDEPENDENT AUDITOR'S REPORT
                         ----------------------------

                                                               February 28, 2001

Shareholders and Directors
Accesstel, Inc.


We have audited the accompanying balance sheets of Accesstel, Inc. (A Development Stage Enterprise) as of December 31, 1999 and December 15, 2000, and the related statements of operations, shareholders' equity and cash flows for the period March 5, 1999 (inception) to December 31, 1999 and the period January 1, 2000 to December 15, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Accesstel, Inc. as of December 31, 1999 and December 15, 2000 and the results of its operations and its cash flows for the period March 5, 1999 (inception) to December 31, 1999 and the period January 1, 2000 to December 15, 2000 in conformity with accounting principles generally accepted in the United States.

                                           /s/ Radin, Glass & Co., LLP

                                           Certified Public Accountants
                                           New York, New York

                                ACCESSTEL, INC.
                       (A Development Stage Enterprise)

                                BALANCE SHEETS

                                                                     December 15,   December 31,
                                                                         2000           1999
                                                                     ------------   -----------
                                        ASSETS
                                        ------

CURRENT ASSETS
  Cash and cash equivalents                                          $   542,952    $       -
  Other receivable                                                         1,320            440
                                                                      ----------     ----------
      Total Current Assets                                               544,272            440

LEASEHOLD IMPROVEMENTS AND EQUIPMENT, net of
  accumulated depreciation of $3,326                                      34,897            -

OTHER ASSETS                                                               3,994            -
                                                                      ----------     ----------
                                                                     $   583,163    $       440
                                                                      ==========     ==========

                        LIABILITIES AND STOCKHOLDERS' EQUITY
                        ------------------------------------

CURRENT LIABILITIES
  Accounts payable                                                   $    32,000    $    88,000
  Payroll taxes payable                                                  116,719            -
  Notes payable                                                              -          470,000
                                                                      ----------     ----------
      Total Current Liabilities                                          148,719        558,000
                                                                      ----------     ----------

STOCKHOLDERS' EQUITY
  Preferred stock, $1.00 par value; 10,000,000 shares authorized,
      0 issued and outstanding                                               -              -
  Common stock, $.001 par value; 10,000,000 shares authorized,
     5,930,392 and 3,720,000 issued and outstanding, respectively          5,930          3,720
  Paid in capital                                                      2,658,590         16,720
  Accumulated deficit - during development stage                      (1,355,076)      (578,000)
  Unearned compensation                                                 (875,000)
                                                                      ----------     ----------
           Total Stockholders Equity                                     434,444       (557,560)
                                                                      ----------     ----------
                                                                     $   583,163    $       440
                                                                      ==========     ==========

                      See notes to financial statements.

                                ACCESSTEL, INC.
                       (A Development Stage Enterprise)

                           STATEMENTS OF OPERATIONS

                                                                            For the Period         For the Period
                                                   For the Period           March 5, 1999          March 5, 1999
                                                 January 1, 2000 to         (Inception) to         (Inception) to
                                                  December 15, 2000       December 31, 1999      December 15, 2000
                                                 ------------------       -----------------      -----------------
REVENUE                                         $                -       $              -       $               0
       Cost of revenues                                          -                      -                       0
                                                  -----------------       -----------------       ----------------
GROSS PROFIT                                                     -                      -                       0

GENERAL AND ADMINISTRATIVE EXPENSES                        719,368                      -                 719,368

WRITEOFF OF START UP COSTS AND RESEARCH
   AND DEVELOPMENT COSTS                                    66,800                108,000                 174,800
                                                  -----------------       -----------------       ----------------
LOSS FROM OPERATIONS                                      (786,168)              (108,000)               (894,168)

OTHER INCOME
   Miscellaneous income                                      9,092                      -                   9,092
                                                  -----------------       -----------------       ----------------
LOSS BEFORE PROVISION FOR TAXES                           (777,076)              (108,000)               (885,076)
                                                  -----------------       -----------------       ----------------
INCOME TAX PROVISION                                             -                      -                       -

NET LOSS                                        $         (777,076)     $        (108,000)      $        (885,076)
                                                  =================       =================       ================
NET LOSS PER SHARE                              $            (0.16)     $           (0.03)
                                                  =================       =================
Weighted Average Shares Outstanding                      4,825,196              3,520,000
                                                  =================       =================


                      See notes to financial statements.

                                ACCESSTEL, INC.
                       (A Development Stage Enterprise)

                            STATEMENTS OF CASH FLOW

                                                                                      For the Period         For the Period
                                                               For the Period          March 5, 1999          March 5, 1999
                                                             January 1, 2000 to       (Inception) to         (Inception) to
                                                              December 15, 2000      December 31, 1999      December 15, 2000
                                                            -------------------    --------------------   --------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                     $     (777,076)            $  (108,000)             $  (885,076)
                                                               --------------             -----------             ------------
  Adjustments to reconcile net loss to net cash used in
    operating activities:
         Amortization of stock based compensation                     125,000                                          125,000
         Depreciation                                                   3,326                    -                       3,326
         Other receivables                                               (880)                   (440)                  (1,320)
         Other assets                                                  (3,994)                   -                      (3,994)
         Accounts payable                                             (56,000)                 88,000                   32,000
         Taxes payable                                                116,719                    -                     116,719
                                                               --------------             -----------             ------------
                    Total Adjustments                                 184,171                  88,000                  271,731
                                                               --------------             -----------             ------------
NET CASH USED IN OPERATIONS                                          (592,905)                (20,000)                (613,345)
                                                               --------------             -----------             ------------
CASH FLOWS USED BY INVESTING ACTIVITIES:
        Leasehold improvements and equipment purchases                (38,223)                   -                     (38,223)
                                                               --------------             -----------             ------------
NET CASH USED BY INVESTING ACTIVITIES                                 (38,223)                   -                     (38,223)
                                                               --------------             -----------             ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
        Notes payable                                                   -                     470,000                  470,000
        Sale of preferred stock                                       907,000                    -                     907,000
        Debt converted to preferred stock                             267,080                    -                     267,080
        Sale of common stock                                            -                       3,720                    3,720
        Dividend to founder shareholders                                                     (470,000)                (470,000)
        Capital contributions                                           -                      16,280                   16,280
                                                               --------------             -----------             ------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                           1,174,080                  20,000                1,194,080
                                                               --------------             -----------             ------------
NET INCREASE IN CASH                                                  542,952                    -                     542,512

CASH, beginning of the period                                           -                        -                       -
                                                               --------------             -----------             ------------
CASH, end of the period                                        $      542,952             $      -                $    542,952
                                                               ==============             ===========             ============
Supplemental disclosures of cash flow information:
        Interest paid                                          $       -                  $      -
        Taxes paid                                             $       -                  $      -


Non cash financing activities:
        Purchased research and development costs with debt     $      -                   $   470,000
        Conversion of debt to preferred stock                  $    736,200               $      -
        Conversion of preferred stock to common stock          $  1,643,200               $      -
        Unqualified options issued for services                $  1,000,000               $      -

                      See notes to financial statements.

                                ACCESSTEL, INC.
                       (A Development Stage Enterprise)

                       STATEMENT OF STOCKHOLDERS' EQUITY

                                                                                                                     Accumulated
                                                                                                                       Deficit
                                            Preferred Stock                 Common Stock            Additional         During
                                        -------------------------     ---------------------------    Paid in         Development
                                            Shares        Amount         Shares          Amount      Capital            Stage
                                        -----------    ----------     -----------      ----------  ------------     -------------
Balance as of March 5, 1999
 (Inception)                                     -    $        -        3,320,000      $   3,320   $     16,280   $          -

Exercise of stock options for
 common stock                                                             400,000            400             40

Dividend to founder shareholders                                                                                        (470,000)

Net loss                                                                                                                (108,000)
                                        -----------    -----------    -----------       ---------   -----------    --------------

Balance as of December 31, 1999                 -              -        3,720,000          3,720         16,320         (578,000)
                                        -----------    -----------    -----------       ---------   -----------    --------------

Exercise of stock options for
 common stock                                                             800,000            800             80


Issuance of unqualified stock
 options                                                                                              1,000,000

Conversion of debt to preferred
 stock                                     561,060        736,200


Sale of preferred stock                    453,500        907,000

Conversion of preferred stock to
 common stock                           (1,014,560)    (1,643,200)      1,410,392          1,410      1,641,790

Net loss                                                                                                                (777,076)
                                        -----------    -----------    -----------       ---------   -----------    --------------
Balance as of December 15, 2000                 -     $        -        5,930,392      $   5,930   $  2,658,190   $   (1,355,076)
                                        ===========    ===========    ===========       =========   ===========    ==============

                                                                  Total
                                             Unearned         Stockholders'
                                           Compensation          Equity
                                          --------------     --------------
Balance as of March 5, 1999
 (Inception)                               $        -         $    19,600

Exercise of stock options for
 common stock                                                         440

Dividend to founder shareholders                                 (470,000)

Net loss                                                         (108,000)
                                            -----------        -----------
Balance as of December 31, 1999                     -            (557,960)
                                            -----------        -----------
Exercise of stock options for
 common stock                                 (875,000)               880

Issuance of unqualified stock
 options                                                          125,000

Conversion of debt to preferred
 stock                                                            736,200

Sale of preferred stock                                           907,000

Conversion of preferred stock to
 common stock                                                          -

Net loss                                                         (777,076)
                                            -----------        -----------
Balance as of December 15, 2000            $  (875,000)       $   434,044
                                            ===========        ===========

                      See notes to financial  statements.

                                ACCESSTEL, INC.
                                ---------------
                        (A DEVELOPMENT STAGE ENTERPRISE)
                        --------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------



Note 1.  Business

Accesstel, Inc. (the "Company") is a Delaware corporation formed on March 5, 1999. The Company was organized to engage in the business of electronic telephony, electronic communication, and electronic data processing.


Note 2.  Summary of Significant Accounting Principles

Cash and cash equivalents

The Company classifies highly liquid temporary investments with an original maturity of three months or less when purchased as a cash equivalents. The Company has cash held in excess of $100,000 which exceeds the FDIC insurance limits and is therefore uninsured.


Development Stage Enterprise

Due to the start-up nature of the business, the financial statements are being presented as a development stage enterprise pursuant to Statement of Financial Accounting Standards No. 7.


Leasehold Improvements and Equipment

Leasehold improvements and equipment are stated at cost. Maintenance and repairs are charged to expenses as incurred. Depreciation is provided for over the estimated useful lives of the individual assets using straight-line methods.


Fair value of financial instruments

The carrying amounts reported in the balance sheet for cash, receivables, and accrued expenses approximate fair value based on the short-term maturity of these instruments.

Stock based compensation

The Company accounts for employee stock options in accordance with APB Opinion No. 25, "Accounting For Stock Issued To Employees" and has adopted the disclosure-only option under SFAS No. 123.


Comprehensive income

The Company adopted SFAS No. 130 "Reporting Comprehensive Income". This statement establishes rules for the reporting of comprehensive income and its components. Comprehensive income consists of net income and other comprehensive income and is presented in the Statements of Operations.


Income Taxes

The Company utilizes the liability method of accounting for income taxes as set forth in SFAS 109, "Accounting for Income Taxes." Under the liability method, deferred taxes are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. The Company has a net operating loss carryforward of approximately $800,000, which
expire beginning in the year 2019.   A reserve of $280,000 has been applied to
offset the related deferred tax asset due to the lack of established earnings to utilize such net operating loss carryforwards.


Loss Per Share

The Company has adopted SFAS 128, "Earnings per Share." Loss per common share are computed by dividing income available to common shareholders by the weighted average number of common shares outstanding during the period. The loss per common share does not include the conversion of outstanding options and warrants since all of the stock options and warrants outstanding are anti-dilutive.


Accounting for Long-Lived Assets

The Company reviews long-lived assets, certain identifiable assets and any goodwill related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. At December 15, 2000 the Company believes that there has been no impairment of long-lived assets.

Accounting estimates and assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note 3.  Leasehold Improvements and Equipment

At December 15, 2000, leasehold improvements and equipment consist of the following:


        Leasehold improvements                    $      30,002

        Furniture & fixtures                              8,221
                                                   ------------
                                                         38,223

        Less:  accumulated depreciation                   3,326
                                                   -------------
                                                  $      34,897
                                                   =============

Leasehold improvements are depreciated over two years. Furniture and fixtures are depreciated over 3 to 7 years.


Note 4.  Other Assets

Included in other assets are security deposits of $3,994.


Note 5.  Notes Payable

In December 1999, the Company acquired certain technology and research and development from the founders of the Company for two notes payable one at $225,000 and one at $245,000 bearing interest at 8% per annum, convertible into shares of the Company at $1.00 per share. In early 2000, the note holders converted such debt into preferred stock. Pursuant to Staff Accounting Bulletin Topic 5G, transfers of non monetary assets by promoters and shareholders are to be recorded at their historical carryover basis. The shareholders basis in such assets were not auditible and therefore treated as having zero carryover basis. As a result, the assets acquired were recorded as a dividend to the shareholders contributing such assets.

Note 6.  Equity Transactions

a. In 1999, the founders of the Company issued 3,720,000 shares of common stock to themselves for $20,000.

b. In 2000 the Company sold 453,500 shares of preferred stock pursuant to a private placement memorandum at $2.00 per unit. Each unit consisted of one share of preferred stock and one warrant to purchase one share of common stock at an exercise price of $5.00 for a term of six months and include various redemption terms by the Company.

c. The terms of the Preferred Stock are cumulative at 8% per annum, payable semi-annually, with a $2.00 per share liquidation preference. It is convertible into common stock of the Company on a one for one basis.

Note 7.  Stock Option Plan

The Company has an incentive stock option plan, which is authorized to issue up to 5,000,000 shares of common stock.

For disclosure purposes in accordance with SFAS No. 123, the fair value of each stock option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions used for stock options granted during the period ended December 15, 2000: annual dividends of $0.00, expected volatility of 100% at December 15, 2000, risk-free interest rate of 5.7% and expected life of ten years for all grants. The weighted-average fair value of the non-qualified stock options granted during the period ended December 15, 2000 was $1,000,000, which $125,000 was recorded as compensation expense in 2000 and the remaining balance $ 875,000 to be amortized over 45 months.

The following tables summarize the changes in options outstanding and the related price ranges for shares of the Company's common stock:

Stock Option Plan:

                                                                                         Weighted
                                                                                          Average
                                                                    Shares            Exercise Price
                                                               ---------------       -----------------
Outstanding at March 5, 1999 (Inception)                                     -                       -
   Granted                                                           1,600,000                  $.0011
   Exercised                                                          (400,000)                  .0011
   Expired or cancelled                                                      -                       -
                                                               ---------------       -----------------
Outstanding at December 31, 1999                                     1,200,000                  $.0011
                                                               ===============       =================

   Granted                                                           2,000,000                  $.0011
   Exercised                                                          (800,000)                  .0011
   Expired or cancelled                                                      -                       -
                                                               ---------------       -----------------
Outstanding at December 15, 2000                                     2,400,000                  $.0011
                                                               ===============       =================

The stock option plan stock options are exercisable for ten years from the grant date and vest over four years. As of December 15, 2000, none of these stock options outstanding were vested.

Note 8.  Commitments and Contingencies

The Company leases office space pursuant to a lease agreement on a month to month basis in the United States. The Company also leases space in China, which expires in 2002. Rent expense for the period ended December 15, 2000 was $24,325.


Note 9.  Subsequent Event

On December 18, 2000, the Company merged with an inactive public company, whereby the shareholders of the Company owned 80% of the common stock of the successor entity. The transaction has been accounted for as a reverse merger for accounting purposes.

                                ACCESSTEL, INC.
                      UNAUDITED - PRO-FORMA BALANCE SHEET

                                                                                                               pro-forma
                                                 Accesstel                 Shopss            pro-forma        December 15,
                                              December 15, 2000       September 30, 2000    adjustments          2000
                                              -----------------       ------------------    -----------      ------------
                    ASSETS
                    ------
CURRENT ASSETS
  Cash and cash equivalents                       $     542,952                  3,117  2       (3,117)      $    542,954
  Other receivable                                        1,320                                                     1,320
                                                   ------------             ----------                        -----------
     Total Current Assets                               544,272                  3,117                            547,389


LEASEHOLD IMPROVEMENTS AND EQUIPMENT, net of
   accumulated depreciation of $3,326                    34,897                                                    34,897

OTHER ASSETS                                              3,994                                                     3,994
                                                   ------------             ----------                        -----------
                                                  $     583,163                  3,117                       $    586,280
                                                   ============             ==========                        ===========


        LIABILITIES AND STOCKHOLDERS' EQUITY
        ------------------------------------


CURRENT LIABILITIES
  Accounts payable                                $      32,000              2,310,648  2   (2,310,648)      $     32,002
  Taxes payable                                         116,719                 48,104  2      (48,104)           116,721
                                                                                                                      -
                                                   ------------            -----------                        -----------
     Total Current Liabilities                          148,719              2,358,752                          2,507,471
                                                   ------------            -----------                        -----------

STOCKHOLDERS' EQUITY

  Common stock                                            5,930                  8,997  1       (5,930)            32,309
                                                                                        2                           4,653
                                                                                        3       18,658
  Paid in capital                                     2,658,590                         1   (2,358,702)           868,144
                                                                                        2      586,913
                                                                                        3      (18,658)
  Accumulated deficit - during development stage     (1,355,076)            (2,364,632) 1    2,364,632            415,228
                                                                                        2    1,770,303
  Unearned compensation                                (875,000)                                                 (875,000)
                                                   ------------            -----------                        -----------
     Total Stockholders Equity                          434,444             (2,355,635)                        (1,921,191)
                                                   ------------            -----------                        -----------
                                                  $     583,163                  3,117                       $    586,280
                                                   ============            ===========                        ===========

                 See notes to pro-forma financial statements.

                                ACCESSTEL, INC.
                 UNAUDITED - PRO-FORMA STATEMENT OF OPERATIONS


                                                       Accesstel                      Shopss                          Pro-forma
                                                     For the Period               For the Period                    For the Period
                                                   January 1, 2000 to           January 1, 2000 to                January 1, 2000 to
                                                   December 15, 2000            September 30, 2000                December 15, 2000
                                                  -------------------          -------------------               -------------------

REVENUE                                          $              -                       1,699,232               $         1,699,232

       Cost of revenues                                         -                       1,616,078                         1,616,078
                                                   -------------------         ------------------                 -----------------
GROSS PROFIT                                                    -                          83,154                            83,154

GENERAL AND ADMINISTRATIVE EXPENSES                           719,368                     638,014                         1,357,382

WRITEOFF OF START UP COSTS AND RESEARCH
       AND DEVELOPMENT COSTS                                   66,800                                                        66,800
                                                   ------------------          -------------------               ------------------
LOSS FROM OPERATIONS                                         (786,168)                    (554,860)                      (1,341,028)

OTHER INCOME
       Miscellaneous income (expense)                           9,092                     (614,510)                        (605,418)
                                                   ------------------          -------------------               ------------------
LOSS BEFORE PROVISION FOR TAXES                              (777,076)                  (1,169,370)                      (1,946,446)
                                                   ------------------          -------------------               ------------------

INCOME TAX PROVISION                                            -                            -                                -

NET LOSS                                          $          (777,076)                  (1,169,370)             $        (1,946,446)
                                                   ==================          ===================               ==================
NET LOSS PER SHARE                                                                                                            (0.06)
                                                                                                                 ==================
Weighted Average Shares Outstanding                                                                                      32,308,496
                                                                                                                 ==================

                      See notes to financial statements.

                                ACCESSTEL, INC.
                 UNAUDITED - PRO-FORMA STATEMENT OF OPERATIONS


                                                      Accesstel                Shopps                      Pro-forma
                                                   For the Period          For the Period                For the Period
                                                  March 5, 1999 to      January 1, 1999 to             January 1, 1999 to
                                                 December 31, 1999      December 31, 1999              December 31, 1999
                                                 -----------------      ------------------             ------------------
REVENUE                                        $              -                  2,939,472             $        2,939,472
       Cost of revenues                                       -                  2,436,440                      2,436,440
                                                 -----------------       -----------------             ------------------
GROSS PROFIT                                                  -                    503,032                        503,032


GENERAL AND ADMINISTRATIVE EXPENSES                                              1,342,231                      1,342,231


WRITEOFF OF START UP COSTS AND RESEARCH
   AND DEVELOPMENT COSTS                                   108,000                                                108,000
                                                 -----------------       -----------------              -----------------

LOSS FROM OPERATIONS                                      (108,000)               (839,199)                      (947,199)


OTHER INCOME
       Miscellaneous income (expense)                                               40,572                         40,572
                                                 -----------------       -----------------             ------------------

LOSS BEFORE PROVISION FOR TAXES                           (108,000)               (798,627)                      (906,627)
                                                 -----------------       -----------------             -------------------

INCOME TAX PROVISION                                          -                      -                              -

NET LOSS                                        $         (108,000)               (798,627)            $         (906,627)
                                                 =================       =================              =================
NET LOSS PER SHARE                                                                                                  (0.03)
                                                                                                        =================

Weighted Average Shares Outstanding                                                                            32,308,496
                                                                                                        =================


                      See notes to financial statements.

                                ACCESSTEL,INC.
                                --------------

                              NOTES TO PRO-FROMA
                              -------------------
                             FINANCIAL STATEMENTS
                             --------------------



Note 1.  Business transaction

On December 18, 2000, Accesstel, Inc. "the Company" merged with Shopss.com, Inc. a publicly traded entity, whereby Accesstel was the surviving entity, since more than 50% of the outstanding shares of Shopss.com, Inc. was issued in connection with the transaction. As a result the transaction is being accounted for as a reverse merger for accounting purposes, which is a recapitalization of the Company.


Note 2.  Accounting adjustments to pro-forma balance sheet

Description to accounting adjustments are as follows:

   1) Recapitalization of public entity to be the equity of Accesstel.

   2) Issuance of additional shares pursuant to an equity raise and conversion of debt to settle Shopss.com liabilities as part of the planned merger.

   3) Issuance of additional shares for the reverse merger.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ACCESSTEL, INC.
Date  March 5th, 2001
     -------------------------
                                   By/s/ Lawrence Liang
                                     ______________________
                                   Name: Lawrence Liang
                                   Title:  President and Chief Executive Officer